SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 March 13, 1998
               (Date of Report - Date of earliest event reported)


                             KERR-MCGEE CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                         1-3939                       73-0311467
   (State of                (Commission File Number)            (IRS Employer
 Incorporation)                                              Identification No.)


  Kerr-McGee Center
  Oklahoma City, Oklahoma                                            73125
(Address of principal executive offices)                          (Zip Code)


                                 (405) 270-1313
                         (Registrant's telephone number)


Item 5.        Other Events

     Kerr-McGee Chemical LLC closed the sale of its ammonium perchlorate business to AMPAC, Inc., a subsidiary of American Pacific Corporation of Las Vegas, Nevada.

     Kerr-McGee Corporation and Gulf Canada Resources Limited announced that the companies have signed a definitive agreement under which Gulf Canada Resources Limited will sell its United Kingdom North Sea operations to Kerr-McGee.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)      Exhibits

              99.1 News Release dated March 13, 1998, announcing Kerr-McGee completes the sale of its ammonium perchlorate business.

              99.2 News Release dated March 16, 1998, announcing Kerr-McGee signs a definitive agreement to purchase Gulf Canada Resources Limited's United Kingdom North Sea operations.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                          KERR-MCGEE CORPORATION


                                            By:    (Deborah A. Kitchens)
                                                   Deborah A. Kitchens
                                                   Vice President and Controller

Dated:     March 18, 1998